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                                                                    EXHIBIT 23.1

          CONSENT OF SCHECHTER, DOKKEN, KANTER, ANDREWS & SELCER LTD.

     We consent to the incorporation by reference in this Registration Statement (Form S-3) of our report dated March 23, 2000, with respect to the financial statements included in the Annual Report (Form 10-KSB) of ChoiceTel Communications, Inc., and to the references to our firm under the caption "Experts" in this Registration Statement.

                               /s/ SCHECHTER DOKKEN KANTER ANDREWS & SELCER LTD.

Minneapolis, Minnesota
May 10, 2000